1 OFFICE PROPERTIES INCOME TRUST INVESTOR PRESENTATION April 2024 Atlanta, GA

2 OFFICE PROPERTIES INCOME TRUST This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: OPI's future leasing activity and pipeline and options to address upcoming debt maturities. Forward-looking statements reflect OPI's current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause OPI's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause OPI's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: OPI's ability to make required payments on debt or refinance debts as they mature or otherwise become due; OPI's ability to maintain sufficient liquidity, including the availability of borrowings under its revolving credit facility, and otherwise manage leverage; OPI's ability to comply with the terms of its debt agreements and meet financial covenants; the extent to which changes and trends in office space utilization and needs, including due to remote work arrangements, continue to impact demand for office space at OPI’s properties; whether OPI’s tenants will renew or extend their leases and not exercise early termination options pursuant to their leases or that OPI will obtain replacement tenants on terms as favorable to OPI as its prior leases; OPI’s ability to increase or maintain occupancy at its properties on terms desirable to OPI, and OPI’s ability to increase rents when its leases expire or renew; the impact of unfavorable market and commercial real estate industry conditions due to high interest rates, prolonged high inflation, labor market challenges, supply chain disruptions, volatility in the public equity and debt markets and in commercial real estate markets, generally and in the sectors OPI operates, geopolitical instability and tensions, economic downturns or a possible recession or changes in real estate utilization, among other things, on OPI and its tenants; the likelihood that OPI's tenants will pay rent or be negatively impacted by continuing unfavorable market and commercial real estate industry conditions or government budget constraints; OPI’s ability to effectively raise and balance its use of debt and equity capital; OPI's ability to manage its capital expenditures and other operating costs effectively and to maintain and enhance its properties and their appeal to tenants; the financial strength of OPI's tenants; OPI’s ability to sell properties at prices it targets; OPI's tenant and geographic concentration; risks and uncertainties regarding the costs and timing of development, redevelopment and repositioning activities, including as a result of prolonged high inflation, cost overruns, supply chain challenges, labor shortages, construction delays or inability to obtain necessary permits or volatility in the commercial real estate markets; OPI's ability to acquire properties that realize its targeted returns; OPI's credit ratings; OPI's ability to pay distributions to its shareholders and to maintain or increase the amount of such distributions; the ability of OPI's manager, The RMR Group LLC (“RMR”), to successfully manage OPI; competition within the commercial real estate industry, particularly in those markets in which OPI's properties are located; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; the impact of any U.S. government shutdown or failure to increase the government debt ceiling on OPI's ability to collect rents and pay its operating expenses, debt obligations and distributions to shareholders on a timely basis; actual and potential conflicts of interest with OPI's related parties, including its Managing Trustees, RMR, Sonesta International Hotels Corporation, and others affiliated with them; limitations imposed by and OPI's ability to satisfy complex rules to maintain OPI's qualification for taxation as a REIT for U.S. federal income tax purposes; acts of terrorism, outbreaks or continuation of pandemics or other public health safety events or conditions, war or other hostilities, material or prolonged disruption to supply chains, global climate change or other manmade or natural disasters beyond OPI's control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in OPI's periodic filings. The information contained in OPI's filings with the SEC, including under the caption "Risk Factors" in its periodic reports, or incorporated therein, identifies other important factors that could cause differences from the forward-looking statements in this presentation. OPI's filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon OPI's forward-looking statements. Except as required by law, OPI does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that OPI obtained from various third party sources. Nothing in the data used or derived from third party sources should be construed as investment advice. Some data and other information presented are also based on our good faith estimates and beliefs, derived from our review of internal surveys and independent sources and our experience. OPI believes that these external sources, estimates and beliefs are reliable and reasonable, but OPI has not independently verified them. Although OPI is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise expressly noted, (1) all data presented are as of or for the three months ended December 31, 2023, (2) references to “weighted average” mean a weighted average by annualized rental income, (3) references to “annualized rental income” mean the annualized contractual rents, as of December 31, 2023, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions, including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants (annualized rental income may differ from actual historical rental revenues calculated pursuant to U.S. Generally Accepted Accounting Principles, or GAAP), and (4) all data presented excludes three properties, which are encumbered by $82 million of mortgage notes, owned by two unconsolidated joint ventures in which OPI owns 51% and 50% interests. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including FFO, Normalized FFO, Cash Available for Distribution, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and Cash Basis NOI. Calculations of, and reconciliations for these metrics to the closest GAAP metrics, are included in an Appendix hereto. Please refer to Non-GAAP Financial Measures and Certain Definitions in the Appendix for terms used throughout this presentation. WARNING REGARDING FORWARD LOOKING STATEMENTS, DISCLAIMERS AND NON-GAAP FINANCIAL MEASURES

3 OFFICE PROPERTIES INCOME TRUST OPI AT A GLANCE 20.5 MILLION SQUARE FEET Energy Star® Partner of the Year SEVEN CONSECUTIVE YEARS $4.6 Billion INVESTMENT PORTFOLIO(1) 86.9% OCCUPANCY 152 PROPERTIES IN PORTFOLIO 64% REVENUE FROM INVESTMENT GRADE TENANTS(2) Office Properties Income Trust (Nasdaq: OPI) is a real estate investment trust (REIT) focused on owning and leasing office properties to high credit quality tenants in markets throughout the United States. In 2024, OPI was named as an Energy Star® Partner of the Year for the seventh consecutive year. (1) Total gross assets. (2) Based on annualized rental income.

4 OFFICE PROPERTIES INCOME TRUST RECENT COMPANY HIGHLIGHTS 2023 Business Highlights • Executed 1.7 million square feet of new and renewal leasing with a WALT of 8.5 years. • Completed a 428,000 square foot mixed-use redevelopment project in Washington, D.C., anchored by a hotel representing approximately 2% of OPI’s annualized rental income. • Closed more than $177 million in interest-only mortgage financing with a weighted average interest rate of 7.8%, showcasing the quality of OPI’s portfolio. • Sold eight non-core properties totaling 553,000 square feet for approximately $45 million. • Ended the year with 86.9% total portfolio occupancy and 89.5% same property occupancy. Washington, D.C. 2024 Financing Activity • Recast revolving credit facility with a new 3-year $425 million credit agreement. • Completed a 5-year $300 million secured bond offering at a 9% coupon. • Redeemed $350 million of senior unsecured notes scheduled to mature in 2024. • Engaged Moelis & Company LLC as a financial advisor to assist in evaluating options to address upcoming debt maturities.

5 OFFICE PROPERTIES INCOME TRUST SECURED CREDIT FACILITIES: COLLATERAL PROPERTIES(1) $425 Million Credit Agreement: Collateral Number of Properties 19 Rentable Square Feet (millions) 3.6 % Investment Grade Tenants 62% WALT by Revenue (years) 7.9 % Leased 99% 2023 GAAP NOI $72.8M Loan to Estimated Market Value(2) 45% Gross Book Value (GBV) $941.9M 2023 Capital Expenditures - Building Capital $9.0M - Leasing Capital $16.5M - Outstanding Lease Obligations $49.5M Select Collateral Properties 600 West Peachtree St. Atlanta, GA Primary tenant: State Properties Commission GBV: $68 million 2555 Grand Boulevard Kansas City, MO Primary tenant: Shook, Hardy & Bacon, L.L.P. GBV: $101 million 1000 West Fulton Market Chicago, IL Primary tenant: Alphabet, Inc. (Google) GBV: $354 million (1) See page 14 for additional information regarding these properties. All information is as of or for the year ended December 31, 2023. (2) Estimated market value based on third party appraisals dated August 2023 – September 2023.

6 OFFICE PROPERTIES INCOME TRUST SENIOR SECURED NOTES DUE 2029: COLLATERAL PROPERTIES(1) $300 Million Senior Secured Notes: Collateral Number of Properties 17 Rentable Square Feet (millions) 2.1 % Investment Grade Tenants 38% WALT by Revenue (years) 9.7 % Leased 98% 2023 GAAP NOI $42.1M Loan to Estimated Market Value(2) 52% GBV $574.3M 2023 Capital Expenditures - Building Capital $4.6M - Leasing Capital $24.5M - Outstanding Lease Obligations $25.3M Select Collateral Properties 1224 Hammond Drive Atlanta, GA Primary tenant: IG Investments Holdings LLC GBV: $195 million 1800 Novell Place Provo, UT Primary tenant: Micro Focus International plc GBV: $80 million 350 West Java Drive Sunnyvale, CA Primary tenant: CommScope Holding Company Inc. GBV: $32 million (1) See page 15 for additional information regarding these properties. All information is as of or for the year ended December 31, 2023. (2) Estimated market value based on third party appraisals dated August 2023 – September 2023 and broker opinion of value dated December 2023 – January 2024.

7 OFFICE PROPERTIES INCOME TRUST Pho enix SECURE AND STABLE CASH FLOW SUPPORTED BY HIGH CREDIT TENANT BASE AND GEOGRAPHICALLY DIVERSE PORTFOLIO Top MSAs (1) Includes the District of Columbia, Northern Virginia and Maryland. (2) Represents percentage of total annualized rental income. 64% 30% 6% Investment Grade Not Rated Non-Investment Grade 20% 16% 16%13% 10% 10% 8% 7% U.S. Government Real Estate & Finanical Technology & Comms. Legal/Professional Services Manuf./Transportation Other Other Government Gov. Contractors Top Tenants (Various Agencies) OPI Strategic Markets 1.5% 1.5% 1.9% 2.1% 2.1% 2.7% 3.1% 3.2% 3.9% 4.6% 5.4% 5.7% 8.4% 10.6% 22.2% South Florida Seattle Baltimore Charlotte Denver Indianapolis Boston Provo Sacramento Kansas City Dallas/Ft. Worth Silicon Valley Atlanta Chicago Washington DC Portfolio Highlights(2) 67% 21% 5% 4% 3% Office Government - Office R&D - Office Other Industrial 49% 23% 24% 4% Managed Net Full Service Modified Gross Triple Net Tenant Credit Profile Tenant Industry Property Type Lease Type (1)

8 OFFICE PROPERTIES INCOME TRUST -60% -40% -20% 0% 20% 40% 60% 80% 0 500 1000 1500 2000 2500 3000 3500 2019 2020 2021 2022 2023 Renewals New Leasing 1.7M SF New and renewal leasing Leasing Activity Square Feet (“SF”) in 000s PROACTIVE ASSET MANAGEMENT AND LEASING Staggered Lease Expirations % Total Annualized Rental Income Expiring 75 Total deals 8.5 years WALT Trailing Twelve Months Completed Activity 2.8M SF including 1.1M SF of new leasing 674K SF Potential to absorb vacant space Leasing Pipeline Completed 1.7 million SF of leasing during 2023, including 402,000 SF of new leasing Focused on retention and actively managing lease expirations amid challenging office sector fundamentals 2,934 1,965 2,484 2,562 15.5% 10.6% 8.0% 10.2% 5.9% 49.8% 2024 2025 2026 2027 2028 2029+ 1,698

OFFICE PROPERTIES INCOME TRUST

FOCUSED ON MANAGING DEBT MATURITIES(1)

Leverage Metrics

50.4%
Debt to Gross Book Value of Real Estate

14.8%
Secured Debt to Adjusted Total Assets

8.4x
Net Debt to Adjusted EBITDAre

2.3x
Adjusted EBITDAre to Interest Expense

Recent Financing Activity

January 2024

- Recast revolving credit facility with a new $425 million credit agreement consisting of a $325 million secured revolving credit facility and a $100 million secured term loan.
  - Secured by 19 office properties with a gross carrying value of $942 million.

February 2024

- Issued $300 million of new 9% senior secured notes.
  - Secured by 17 office properties with a gross carrying value of $574 million.

March 2024

- Redeemed $350 million of 4.25% senior unsecured notes due 2024 using the proceeds from the new 9% senior secured notes and borrowings under revolving credit facility.

Debt Profile


Secured
29.7%
Unsecured
70.3%


Variable Rate
11.7%
Fixed Rate
88.3%

Debt Maturities

($ in Millions)


Unsecured Fixed Rate Debt
Secured Floating Rate Debt
Secured Fixed Rate Debt
$650
$300
$311
$350
$123
$354
$562
2024
2025
2026
2027
2028
2029+

	2024	2025	2026	2027	2028	2029+
% Total Debt	- %	25%	11%	25%	5%	34%

(1) Pro forma for OPI entering into its new $425 million credit agreement in January 2024, issuing $300 million of 9.00% senior secured notes in February 2024 and redeeming $350 million of 4.25% senior unsecured notes in March 2024.

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OFFICE PROPERTIES INCOME TRUST

COMMITMENT TO SUSTAINABILITY

Environmental Awards & Certifications

ENERGY STAR AWARD 2024
PARTNER OF THE YEAR
Sustained Excellence

2020-2024 ENERGY STAR® Partner of the Year, Sustained Excellence

GREEN LEASE LEADER

Recognized as Gold Level Green Lease Leader

LEED

48 Certifications
7,277,047 SF

ENERGY STAR

41 Certifications
6,310,734 SF

BOMA 360 PERFORMANCE PROGRAM®

22 Certifications
3,456,512 SF

Continued Advancement of Initiatives

- Encouraging consideration of ESG criteria in the broader context of investment and property management through internal **Sustainability Reporting Committee**.
- **Leveraging diversity professional associations**, such as Commercial Real Estate Women (CREW) and The Partnership, Inc., to attract a more diverse pool of candidates.
- **Supporting employee health and wellness** with activities such as LiveWell Week, Work Out at Home, Good Eats and Pay it Forward competitions.
- Planning to **integrate wellness initiatives** across the portfolio.
- Introduced **Accelerated Women in Leadership Program** (AWLP).

Active Environmental Programs

- Real-Time Energy Monitoring.
- Green Building Certifications.
- Energy/Water Benchmarking.
- Energy Efficiency and Sustainable Capital Projects.
- Solar and Electric Vehicle Charging Station Evaluations.
- Annual Energy Competitions.

Focused on Good Governance


OPI's Board of Directors
11% Underrepresented Communities
44% Women

50/50 WOMEN ON BOARDS

Employee Health and Wellness Policy

Business Partners' Code of Conduct

Human Rights Policy

Philanthropy Policy

For more information, please read The RMR Group's 2022 Sustainability Report here.

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11 OFFICE PROPERTIES INCOME TRUST San Jose, CA Financials

OFFICE PROPERTIES INCOME TRUST

KEY FINANCIAL DATA

(amounts in thousands, except per share data)	As of and for the Three Months Ended				
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Selected Income Statement Data:					
Rental income	$ 133,773	$ 133,361	$ 133,997	$ 132,422	$ 127,922
Net (loss) income	$ (37,151)	$ (19,593)	$ (12,242)	$ (446)	$ 6,390
NOI	$ 80,871	$ 83,698	$ 85,720	$ 83,772	$ 84,617
Adjusted EBITDAre	$ 76,216	$ 78,910	$ 81,013	$ 78,487	$ 79,479
FFO	$ 44,590	$ 33,269	$ 42,532	$ 49,528	$ 55,186
Normalized FFO	$ 45,872	$ 49,404	$ 53,713	$ 52,746	$ 54,495
CAD	$ 8,560	$ 17,353	$ 15,782	$ 31,178	$ 9,800
Rolling four quarter CAD	$ 72,873	$ 74,113	$ 84,832	$ 106,873	$ 126,701
Per Common Share Data (basic and diluted):					
Net (loss) income	$ (0.77)	$ (0.41)	$ (0.25)	$ (0.01)	$ 0.13
FFO	$ 0.92	$ 0.69	$ 0.88	$ 1.02	$ 1.14
Normalized FFO	$ 0.95	$ 1.02	$ 1.11	$ 1.09	$ 1.13
CAD	$ 0.18	$ 0.36	$ 0.33	$ 0.65	$ 0.20
Rolling four quarter CAD	$ 1.51	$ 1.54	$ 1.76	$ 2.21	$ 2.62
Dividends:					
Annualized dividends paid per common share during the period (1)	$ 1.00	$ 1.00	$ 1.00	$ 2.20	$ 2.20
Annualized dividend yield (at end of period)	13.7%	24.4%	13.0%	17.9%	16.5%
Annualized normalized FFO payout ratio	26.3%	24.5%	22.5%	50.5%	48.7%
Rolling four quarter CAD payout ratio (2)	65.8%	64.9%	56.8%	99.5%	84.0%
Selected Balance Sheet Data:					
Total gross assets	$ 4,639,848	$ 4,672,646	$ 4,633,357	$ 4,591,512	$ 4,541,435
Total assets	$ 3,989,669	$ 4,044,990	$ 4,027,568	$ 4,007,000	$ 3,979,977
Total liabilities	$ 2,733,990	$ 2,740,357	$ 2,691,613	$ 2,647,359	$ 2,593,642
Total shareholders' equity	$ 1,255,679	$ 1,304,633	$ 1,335,955	$ 1,359,641	$ 1,386,335

(1) Beginning in the first quarter of 2024, OPI decreased its regular quarterly distribution rate to $0.01 per common share ($0.04 per common share annually).
(2) Reflects the annualized dividends paid per common share during the period as a percentage of rolling four quarter CAD per common share.

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OFFICE PROPERTIES INCOME TRUST

DEBT SUMMARY

As of December 31, 2023 Pro Forma [1] *(dollars in thousands)*	Coupon Rate [2]	Interest Rate [3]	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Secured Floating Rate Debt:						
$325,000 secured revolving credit facility [1]	8.910%	8.910%	$ 210,500	1/29/2027	$ 210,500	3.0
$100,000 secured term loan [1]	8.910%	8.910%	100,000	1/29/2027	100,000	3.0
Subtotal / weighted average	8.910%	8.910%	310,500		310,500	3.0
Unsecured Fixed Rate Debt: [1]						
Senior unsecured notes due 2025	4.500%	4.521%	650,000	2/1/2025	650,000	1.1
Senior unsecured notes due 2026	2.650%	2.815%	300,000	6/15/2026	300,000	2.5
Senior unsecured notes due 2027	2.400%	2.541%	350,000	2/1/2027	350,000	3.1
Senior unsecured notes due 2031	3.450%	3.550%	400,000	10/15/2031	400,000	7.8
Senior unsecured notes due 2050	6.375%	6.375%	162,000	6/23/2050	162,000	26.5
Subtotal / weighted average	3.745%	3.827%	1,862,000		1,862,000	5.4
Secured Fixed Rate Debt:						
Mortgage debt - One property	8.272%	8.272%	42,700	7/1/2028	42,700	4.5
Mortgage debt - One property	8.139%	8.139%	26,340	7/1/2028	26,340	4.5
Mortgage debt - Two properties	7.671%	7.671%	54,300	10/6/2028	54,300	4.8
Senior secured notes due 2029 [1]	9.000%	10.589%	300,000	3/31/2029	300,000	5.2
Mortgage debt - One property	7.210%	7.210%	30,680	7/1/2033	29,105	9.5
Mortgage debt - One property	7.305%	7.305%	8,400	7/1/2033	8,400	9.5
Mortgage debt - One property	7.717%	7.717%	14,900	9/1/2033	14,900	9.7
Subtotal / weighted average	8.551%	9.550%	477,320		475,745	5.5
Total / weighted average	5.216%	5.453%	$ 2,649,820		$ 2,648,245	5.1

(1) Pro forma for OPI entering its new $425,000 credit agreement in January 2024 and issuing of $300,000 of 9.00% senior secured notes in February 2024. The maturity date of the credit agreement is January 29, 2027 and includes an option to extend the maturity date of the revolving credit facility by one year, subject to the payment of an extension fee and meeting certain other conditions. OPI is required to pay interest under the credit agreement at a rate of SOFR plus a margin of 350 basis points. OPI also pays an unused commitment fee of 25 to 35 basis points per annum based on amounts outstanding under its revolving credit facility. In February 2024, OPI issued $300,000 aggregate principal amount of 9.00% senior secured notes due 2029. The notes are guaranteed by certain of OPI's subsidiaries and secured by first-priority liens on 17 properties. In conjunction with the issuance, OPI provided notice of early redemption of its $350,000 of 4.25% senior unsecured notes due 2024. The redemption occurred in March 2024. Amounts presented reflect this new issuance, the exclusion of the $350,000 of 2024 notes redeemed in March 2024 and OPI's revolving credit facility balance after giving effect to this redemption.

(2) Reflects the interest rate stated in, or determined pursuant to, the contract terms.

(3) Includes the effect of discounts and premiums on senior notes. Excludes the effect of debt issuance costs amortization.

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OFFICE PROPERTIES INCOME TRUST

SECURED CREDIT FACILITIES: COLLATERAL PROPERTIES

#	Address	City	State	SF	Occupancy	WALT by Revenue	Year Built / Renovated	Primary Tenant Credit Rating	Annualized Rental Income ($M)	2023 GAAP NOI ($M)	GBV ($M)
1	1000 West Fulton Market	Chicago	IL	544,617	97%	5.4	2015	Investment Grade	$29.9	$16.7	$354.0
2	2555 Grand Boulevard	Kansas City	MO	595,607	100%	7.4	2003	Not Rated	$19.2	$13.0	$100.5
3	440 First Street, NW	Washington	DC	141,576	95%	7.0	2013	Not Rated	$8.8	$5.2	$86.5
4	600 West Peachtree Street NW	Atlanta	GA	387,242	95%	5.4	2020	Investment Grade	$9.0	$5.2	$67.7
5	14668 Lee Road	Chantilly	VA	170,220	97%	15.3	2006	Investment Grade	$6.0	$4.1	$57.7
6	14672 Lee Road	Chantilly	VA	158,919	100%	3.3	2002	Non-Investment Grade	$5.2	$3.6	$34.3
7	180 Ted Turner Drive SW	Atlanta	GA	90,688	100%	13.7	2007	Investment Grade	$3.5	$2.7	$30.4
8	4560 Viewridge Road	San Diego	CA	93,177	100%	7.4	1996	Investment Grade	$3.5	$2.2	$29.2
9	2300 Yorkmont Road	Charlotte	NC	150,892	100%	6.5	1995	Investment Grade	$3.8	$2.3	$27.0
10	45101 Warp Drive	Sterling	VA	160,502	100%	10.7	2001	Investment Grade	$5.1	$3.5	$23.4
11	2020 S. Arlington Heights	Arlington Heights	IL	57,770	100%	17.0	2002	Investment Grade	$1.9	$0.8	$19.5
12	2400 Yorkmont Road	Charlotte	NC	133,147	100%	7.0	1995	Investment Grade	$3.3	$2.0	$17.9
13	2420 Stevens Center Place	Richland	WA	92,914	100%	9.8	1995	Investment Grade	$2.6	$1.3	$16.9
14	45301 Warp Drive	Sterling	VA	88,363	100%	10.7	2000	Investment Grade	$2.9	$1.9	$15.9
15	5353 Yellowstone Road	Cheyenne	WY	106,107	93%	17.0	2022	Investment Grade	$2.7	$1.8	$15.1
16	45201 Warp Drive	Sterling	VA	88,363	100%	10.7	2000	Investment Grade	$2.9	$1.9	$12.8
17	1751 Blue Hills Drive	Roanoke	VA	399,182	100%	9.8	2003	Not Rated	$1.9	$1.7	$12.5
18	2235 Iron Point Road	Folsom	CA	96,022	100%	5.8	2009	Investment Grade	$3.0	$2.3	$11.3
19	2430 Stevens Center Place	Richland	WA	47,238	100%	9.8	1995	Investment Grade	$1.3	$0.6	$9.3
				3,602,546	**99%**	**7.9**			**$116.5**	**$72.8**	**$941.9**

Note: All information is as of or for the year ended December 31, 2023.

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OFFICE PROPERTIES INCOME TRUST

SENIOR SECURED NOTES DUE 2029: COLLATERAL PROPERTIES

#	Address	City	State	SF	Occupancy	WALT by Revenue	Year Built / Renovated	Primary Tenant Credit Rating	Annualized Rental Income ($M)	2023 GAAP NOI ($M)	GBV ($M)
1	1224 Hammond Drive NE	Atlanta	GA	357,570	100%	11.7	2020	Not Rated	$17.8	$13.0	$194.6
2	1800 Novell Place	Provo	UT	411,661	94%	10.0	2000	Non-Investment Grade	$12.6	$7.2	$80.5
3	7850 Southwest 6th Court	Plantation	FL	135,819	100%	13.8	1999	Investment Grade	$4.1	($0.4)	$52.4
4	915 L Street	Sacramento	CA	163,840	96%	6.4	1988	Investment Grade	$5.8	$3.5	$48.6
5	350 West Java Drive	Sunnyvale	CA	96,415	100%	8.9	2012	Non-Investment Grade	$4.4	$3.7	$32.1
6	77 Rio Robles Drive	San Jose	CA	68,243	100%	6.9	2011	Not Rated	$2.6	$0.7	$25.6
7	2500 Walsh Avenue	Santa Clara	CA	65,840	100%	11.0	2014	Non-Investment Grade	$2.8	$2.1	$17.4
8	1387 South Vinnell Way	Boise	ID	90,855	100%	7.8	1996	Investment Grade	$2.0	$1.1	$14.6
9	3600 Wiseman Boulevard	San Antonio	TX	99,986	100%	8.8	2004	Investment Grade	$3.3	$2.0	$13.7
10	9815 Goethe Road	Sacramento	CA	87,863	100%	9.6	1992	Investment Grade	$2.2	$1.2	$13.7
11	2101 Bermuda Hundred Drive	Chester	VA	225,000	100%	10.1	2011	Not Rated	$1.4	$1.1	$13.6
12	15451 North 28th Avenue	Phoenix	AZ	66,743	100%	9.1	2013	Investment Grade	$1.6	$1.1	$12.7
13	12515-4 Research Boulevard	Austin	TX	93,188	100%	5.6	1999	Investment Grade	$2.8	$2.0	$12.3
14	2548 Campbell Place	Carlsbad	CA	46,370	100%	7.3	2020	Investment Grade	$1.8	$1.5	$11.9
15	1249 South Vinnell Way	Boise	ID	59,696	100%	7.8	1997	Investment Grade	$1.4	$0.8	$10.5
16	1185 South Vinnell Way	Boise	ID	30,401	100%	18.2	2002	Investment Grade	$1.1	$0.7	$10.1
17	65 Bowdoin Street	S. Burlington	VT	26,609	100%	0.5	2009	Investment Grade	$1.2	$0.8	$10.0
				2,126,099	**98%**	**9.7**			**$68.9**	**$42.1**	**$574.3**

Note: All information is as of or for the year ended December 31, 2023.

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OFFICE PROPERTIES INCOME TRUST

CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

(dollars in thousands)	For the Three Months Ended					For the Year Ended	
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Calculation of NOI and Cash Basis NOI:							
Rental income	$ 133,773	$ 133,361	$ 133,997	$ 132,422	$ 127,922	$ 533,553	$ 554,275
Property operating expenses	(52,902)	(49,663)	(48,277)	(48,650)	(43,305)	(199,492)	(195,215)
NOI	80,871	83,698	85,720	83,772	84,617	334,061	359,060
Non-cash straight line rent adjustments included in rental income	(9,074)	(8,691)	(4,256)	(4,173)	(3,604)	(26,194)	(10,830)
Lease value amortization included in rental income	(56)	(56)	(61)	(79)	195	(252)	975
Lease termination fees included in rental income	(1,554)	(1,576)	(1,485)	(99)	(176)	(4,714)	(7,376)
Non-cash amortization included in property operating expenses [(1)]	(121)	(121)	(121)	(121)	(121)	(484)	(484)
Cash Basis NOI	$ 70,066	$ 73,254	$ 79,797	$ 79,300	$ 80,911	$ 302,417	$ 341,345
Reconciliation of Net (Loss) Income to NOI and Cash Basis NOI:							
Net (loss) income	$ (37,151)	$ (19,593)	$ (12,242)	$ (446)	$ 6,390	$ (69,432)	$ (6,109)
Equity in net losses of investees	741	765	691	834	878	3,031	3,509
Loss on impairment of equity method investment	19,183	–	–	–	–	19,183	–
Income tax expense (benefit)	15	95	211	30	(161)	351	270
(Loss) income before income tax expense (benefit) and equity in net losses of investees	(17,212)	(18,733)	(11,340)	418	7,107	(46,867)	(2,330)
Gain on early extinguishment of debt	–	–	–	–	(759)	–	(682)
Interest expense	30,056	28,835	26,525	25,231	24,557	110,647	103,480
Interest and other income	(257)	(281)	(337)	(164)	(144)	(1,039)	(217)
(Gain) loss on sale of real estate	(3,293)	(244)	2,305	(2,548)	(3,564)	(3,780)	(11,001)
General and administrative	5,301	5,720	5,785	5,925	5,781	22,731	25,134
Acquisition and transaction related costs	1,282	16,135	11,181	3,218	68	31,816	292
Loss on impairment of real estate	11,299	–	–	–	–	11,299	21,820
Depreciation and amortization	53,695	52,266	51,601	51,692	51,571	209,254	222,564
NOI	80,871	83,698	85,720	83,772	84,617	334,061	359,060
Non-cash amortization included in property operating expenses [(1)]	(121)	(121)	(121)	(121)	(121)	(484)	(484)
Lease termination fees included in rental income	(1,554)	(1,576)	(1,485)	(99)	(176)	(4,714)	(7,376)
Lease value amortization included in rental income	(56)	(56)	(61)	(79)	195	(252)	975
Non-cash straight line rent adjustments included in rental income	(9,074)	(8,691)	(4,256)	(4,173)	(3,604)	(26,194)	(10,830)
Cash Basis NOI	$ 70,066	$ 73,254	$ 79,797	$ 79,300	$ 80,911	$ 302,417	$ 341,345

(1) OPI recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price OPI paid for its former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses.

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17 OFFICE PROPERTIES INCOME TRUST RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI (dollars in thousands) (1) OPI recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price OPI paid for its former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in other operating expenses. For the Three Months Ended For the Year Ended 12/31/2023 12/31/2022 12/31/2023 12/31/2022 Reconciliation of NOI to Same Property NOI: Rental income $ 133,773 $ 127,922 $ 533,553 $ 554,275 Property operating expenses (52,902) (43,305) (199,492) (195,215) NOI 80,871 84,617 334,061 359,060 Less: NOI of properties not included in same property results (4,144) (1,925) (11,016) (24,318) Same Property NOI $ 76,727 $ 82,692 $ 323,045 $ 334,742 Calculation of Same Property Cash Basis NOI: Same Property NOI $ 76,727 $ 82,692 $ 323,045 $ 334,742 Add: Lease value amortization included in rental income (56) 136 (260) 760 Less: Non-cash straight line rent adjustments included in rental income (7,325) (3,604) (23,430) (11,040) Lease termination fees included in rental income (160) (176) (2,117) (3,641) Non-cash amortization included in property operating expenses (1) (109) (108) (434) (417) Same Property Cash Basis NOI $ 69,077 $ 78,940 $ 296,804 $ 320,404

OFFICE PROPERTIES INCOME TRUST

CALCULATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re*

(dollars in thousands)	For the Three Months Ended					For the Year Ended	
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Net (loss) income	$ (37,151)	$ (19,593)	$ (12,242)	$ (446)	$ 6,390	$ (69,432)	$ (6,109)
Add (less): Interest expense	30,056	28,835	26,525	25,231	24,557	110,647	103,480
Income tax expense (benefit)	15	95	211	30	(161)	351	270
Depreciation and amortization	53,695	52,266	51,601	51,692	51,571	209,254	222,564
EBITDA	46,615	61,603	66,095	76,507	82,357	250,820	320,205
Add (less): Loss on impairment of real estate	11,299	–	–	–	–	11,299	21,820
(Gain) loss on sale of real estate	(3,293)	(244)	2,305	(2,548)	(3,564)	(3,780)	(11,001)
Distributions received from unconsolidated joint ventures	–	–	–	–	–	–	51
Equity in losses of unconsolidated joint ventures	741	765	691	834	878	3,031	3,509
Loss on impairment of equity method investment	19,183	–	–	–	–	19,183	–
EBITDA*re*	74,545	62,124	69,091	74,793	79,671	280,553	334,584
Add (less): Acquisition and transaction related costs	1,282	16,135	11,181	3,218	68	31,816	292
General and administrative expense paid in common shares [(1)]	389	651	741	476	499	2,257	2,905
Gain on early extinguishment of debt	–	–	–	–	(759)	–	(682)
Adjusted EBITDA*re*	$ 76,216	$ 78,910	$ 81,013	$ 78,487	$ 79,479	$ 314,626	$ 337,099

(1) Amounts represent equity based compensation to OPI's Trustees, OPI's officers and certain other employees of RMR.

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OFFICE PROPERTIES INCOME TRUST

CALCULATION OF FFO, NORMALIZED FFO AND CAD

(amounts in thousands, except per share data)	For the Three Months Ended					For the Year Ended	
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Net (loss) income	$ (37,151)	$ (19,593)	$ (12,242)	$ (446)	$ 6,390	$ (69,432)	$ (6,109)
Add (less): Depreciation and amortization:							
Consolidated properties	53,695	52,266	51,601	51,692	51,571	209,254	222,564
Unconsolidated joint venture properties	857	840	868	830	789	3,395	3,058
Loss on impairment of real estate	11,299	–	–	–	–	11,299	21,820
Loss on impairment of equity method investment	19,183	–	–	–	–	19,183	–
(Gain) loss on sale of real estate	(3,293)	(244)	2,305	(2,548)	(3,564)	(3,780)	(11,001)
FFO	44,590	33,269	42,532	49,528	55,186	169,919	230,332
Add (less): Acquisition and transaction related costs	1,282	16,135	11,181	3,218	68	31,816	292
Gain on early extinguishment of debt	–	–	–	–	(759)	–	(682)
Normalized FFO	45,872	49,404	53,713	52,746	54,495	201,735	229,942
Add (less): Non-cash expenses [1]	(1,093)	(1,312)	(2,157)	(1,902)	(1,464)	(6,464)	(2,761)
Distributions from unconsolidated joint ventures	–	–	–	–	–	–	51
Depreciation and amortization - unconsolidated joint ventures	(857)	(840)	(868)	(830)	(789)	(3,395)	(3,058)
Equity in net losses of investees	741	765	691	834	878	3,031	3,509
Non-cash straight line rent adjustments included in rental income	(9,074)	(8,691)	(4,256)	(4,173)	(3,604)	(26,194)	(10,830)
Lease value amortization included in rental income	(56)	(56)	(61)	(79)	195	(252)	975
Net amortization of debt premiums, discounts and issuance costs	2,401	2,276	2,327	2,205	2,188	9,209	9,134
Recurring capital expenditures	(29,374)	(24,193)	(33,607)	(17,623)	(42,099)	(104,797)	(100,261)
CAD	$ 8,560	$ 17,353	$ 15,782	$ 31,178	$ 9,800	$ 72,873	$ 126,701
Weighted average common shares outstanding (basic and diluted)	48,463	48,403	48,354	48,336	48,334	48,389	48,278
Per common share amounts (basic and diluted):							
Net (loss) income	$ (0.77)	$ (0.41)	$ (0.25)	$ (0.01)	$ 0.13	$ (1.44)	$ (0.14)
FFO	$ 0.92	$ 0.69	$ 0.88	$ 1.02	$ 1.14	$ 3.51	$ 4.77
Normalized FFO	$ 0.95	$ 1.02	$ 1.11	$ 1.09	$ 1.13	$ 4.17	$ 4.76
CAD	$ 0.18	$ 0.36	$ 0.33	$ 0.65	$ 0.20	$ 1.51	$ 2.62

(1) Non-cash expenses include equity based compensation, adjustments recorded to capitalize interest expense and amortization of the liability for the amount by which the estimated fair value for accounting purposes exceeded the price OPI paid for its former investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively.

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OFFICE PROPERTIES INCOME TRUST

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS

Non-GAAP Financial Measures

OPI presents certain "non-GAAP financial measures" within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, including NOI, Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, EBITDA, EBITDA*re*, Adjusted EBITDA*re*, FFO, Normalized FFO and CAD. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net (loss) income as indicators of OPI's operating performance or as measures of OPI's liquidity. These measures should be considered in conjunction with net (loss) income as presented in OPI's condensed consolidated statements of income (loss). OPI considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net (loss) income. OPI believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of OPI's operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of OPI's properties.

NOI and Cash Basis NOI

The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net (loss) income in order to provide results that are more closely related to OPI's property level results of operations. OPI calculates NOI and Cash Basis NOI as shown on page 16 and Same Property NOI and Same Property Cash Basis NOI as shown on page 17. OPI defines NOI as income from OPI's rental of real estate less OPI's property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that OPI records as depreciation and amortization expense. OPI defines Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. OPI calculates Same Property NOI and Same Property Cash Basis NOI in the same manner that OPI calculates the corresponding NOI and Cash Basis NOI amounts, except that OPI only includes same properties in calculating Same Property NOI and Same Property Cash Basis NOI. OPI uses NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than OPI does.

EBITDA, EBITDA*re* and Adjusted EBITDA*re*

OPI calculates earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDA*re*, and Adjusted EBITDA*re* as shown on page 18. EBITDA*re* is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect OPI's share of EBITDA*re* of its unconsolidated joint ventures. In calculating Adjusted EBITDA*re*, OPI adjusts for the items shown on page 18 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of OPI's core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDA*re* and Adjusted EBITDA*re* differently than OPI does.

FFO and Normalized FFO

OPI calculates funds from operations, or FFO, and Normalized FFO as shown on page 19. FFO is calculated on the basis defined by Nareit, which is net (loss) income, calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and OPI's proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, but excluding impairment charges on real estate assets and any gain or loss on sale of real estate, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, OPI adjusts for the other items shown on page 19 and includes business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of OPI's core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by OPI's Board of Trustees when determining the amount of distributions to OPI's shareholders. Other factors include, but are not limited to, requirements to maintain OPI's qualification for taxation as a REIT, limitations in OPI's credit agreement and public debt covenants, the availability to OPI of debt and equity capital, OPI's expectation of its future capital requirements and operating performance and OPI's expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than OPI does.

Cash Available for Distribution

OPI calculates cash available for distribution, or CAD, as shown on page 19. OPI defines CAD as Normalized FFO minus recurring real estate related capital expenditures and adjusted for other non-cash and non-recurring items and certain amounts excluded from Normalized FFO but settled in cash. CAD is among the factors considered by OPI's Board of Trustees when determining the amount of distributions to OPI's shareholders. Other real estate companies and REITs may calculate CAD differently than OPI does.

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21 OFFICE PROPERTIES INCOME TRUST NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized dividend yield is the annualized dividend per common share paid during the period divided by the closing price of OPI's common shares at the end of the period. Annualized rental income is calculated using the annualized contractual base rents from OPI's tenants pursuant to its lease agreements as of December 31, 2023, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to OPI, and excluding lease value amortization. Cap Rate represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases at the acquisition date, less estimated annual property operating expenses as of the date of the acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on early extinguishment of debt, gains and losses on sales of properties and equity in earnings of unconsolidated joint ventures and including distributions from OPI's unconsolidated joint ventures, if any, determined together with debt service for the period presented. GAAP is U.S. generally accepted accounting principles. G&A is general and administrative expenses. Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross sales price is equal to the gross contract price and excludes closing costs. Investment grade tenants include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 54.0% of annualized rental income as of December 31, 2023 were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 9.7% of annualized rental income as of December 31, 2023 were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). Leased square feet is pursuant to leases existing as of December 31, 2023, and includes (i) space being fitted out for tenant occupancy pursuant to OPI's lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. MSA is metropolitan statistical area. Net debt is total debt less cash. Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date.

22 OFFICE PROPERTIES INCOME TRUST NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (Continued) Purchase price represents the gross purchase price, including assumed debt, if any, and excludes acquisition related costs and purchase price adjustments and allocations. Rolling four quarter CAD represents CAD for the preceding twelve month period as of the respective quarter end date. Same properties for the three months ended December 31, 2023 is based on properties OPI owned continuously since October 1, 2022; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which OPI owns a 51% and 50% interest. Same properties for the twelve months ended December 31, 2023 is based on properties OPI owned continuously since January 1, 2022; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which OPI owns a 51% and 50% interest. SOFR is the secured overnight financing rate. Total debt represents the outstanding principal balance as of the date reported. Total gross assets is total assets plus accumulated depreciation. WALT is the average remaining lease term in years weighted based on annualized rental income.

23 OFFICE PROPERTIES INCOME TRUST Appendix Colorado Springs, CO

24 OFFICE PROPERTIES INCOME TRUST RMR’s Operations Include: National Multi-Sector Investment Platform OFFICEINDUSTRIAL MULTIFAMILY MEDICAL LIFE SCIENCESENIOR LIVING HOTELS RETAIL RMR Managed Companies Over 2,000 Properties More Than $5 Billion in Annual Revenues Over $41 Billion In AUM Over 1,100 CRE Professionals More than 35 Offices Nationwide Financial Services: Real Estate Services: Business Services: Accounting Acquisitions/ Dispositions Administration Capital Markets Asset Management Human Resources Compliance/ Audit Construction/ Development Information Technology (IT) Finance/ Planning Engineering Investor Relations Treasury Leasing Marketing Tax Property Management Legal/ Risk Management OPI IS MANAGED BY THE RMR GROUP, AN ALTERNATIVE ASSET MANAGER The RMR Group LLC Over 20,000 Employees GOVERNMENT

25 OFFICE PROPERTIES INCOME TRUST A WINNING TRADITION EPA’S 2024 ENERGY STAR® Partner of the Year. 88 properties with EPA ENERGY STAR certifications 70 properties with BOMA designations. 87 properties with LEED designations SUSTAINABILITY Ranked Boston Globe’s Top Places to Work 2020, 2021, 2022, 2023 Women on Boards; Winning Organization 2020 Fortune Magazine’s Fastest Growing Companies ranked 75th 2019 RMR RECOGNITION in Retail Real Estate Ownership in Hotel Real Estate Ownership in Senior Living Real Estate Ownership in Office Real Estate Ownership in Industrial Real Estate Ownership Senior Living Operator Hotel Operator #6 #8 #8 #15#9#5 #6 2024 ENERGY STAR® Partner of the Year Award 2018, 2019, 2020, 2021, 2022, 2023, 2024 Boston Business Journal; Middle Market Companies 2020, 2021, 2023, 2024 Commercial Property Executive; Top Commercial Property Management Firms ranked 8th 2023

26 OFFICE PROPERTIES INCOME TRUST (1) Source: S&P Global Market Intelligence. Data is for the most recently reported twelve months as of February 29, 2024. RELATIONSHIP WITH RMR PROVIDES SCALE AND EFFICIENCY Key Benefits • RMR provides all the employees; OPI has no employees. • RMR’s acquisitions team has visibility to properties marketed for sale across the United States. • The depth and breadth of the RMR platform attracts strong real estate professionals. • Career advancement opportunities at RMR drives employee engagement and retention. • RMR property management employees focus only on assets managed by RMR. • RMR platform provides centralized support services, including procurement, banking and capital markets. G&A % of Total Revenue(1) 4.3% 5.1% 5.1% 5.3% 6.2% 8.3% 9.3% 9.6% OPI PDM HIW BXP OFC CIO DEA FSP

27 OFFICE PROPERTIES INCOME TRUST RMR base management fee tied to OPI share price performance. • Consists of an annual fee equal to generally 50 bps multiplied by the lower of: (1) OPI’s historical cost of real estate, or (2) OPI’s total market capitalization. • There is no incentive for RMR to complete any transaction that could reduce share price. RMR incentive fees contingent on total shareholder return outperformance. • Incentive management fee: 12% of the outperformance of our total return per share compared to the MSCI U.S. Office REIT Index over a three year period multiplied by equity market capitalization. • Outperformance must be positive to be earned. • Shareholders keep 100% of benchmark returns and at least 88% of returns in excess of the benchmark. Other fees. • Property management fee: consists of an annual fee based on 3.0% of rents collected at OPI’s managed properties. • Construction management fee based on 5.0% of project costs. Alignment of Interests If OPI’s share price goes up and its total market cap exceeds its historical cost of real estate; RMR base management fee is capped at 50 bps of historical cost of real estate. If OPI’s stock price goes down and its historical cost of real estate exceeds its total market cap; RMR gets less base management fees (50 bps on equity market cap plus debt). Incentive fee structure keeps RMR focused on increasing total shareholder return. Members of RMR senior management are holders of OPI common shares, some subject to long term lock up agreements. OPI shareholders have visibility into RMR, a publicly traded company. OPI benefits from RMR’s national footprint and economies of scale of a $41 billion platform. FEES THAT OPI PAYS TO RMR ARE PRIMARILY PERFORMANCE BASED WHICH ALIGNS INTERESTS WITH SHAREHOLDERS

28 OFFICE PROPERTIES INCOME TRUST INVESTOR PRESENTATION April 2024 Atlanta, GA Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458 OPIREIT.COM